September 6, 2019

United States Securities and Exchange Commission

Disclosure Review Office

Division of Investment Management

100 F Street, N.E.

Washington, DC 20549-0506

RE:	Massachusetts Mutual Variable Annuity Fund 2

File No. 811-02196, CIK 0000110701

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (1940 Act), the above referenced separate account, a unit investment trust registered under the Act, mailed to its contract owners the 2019 semi-annual report for the underlying management investment company listed in the table below. This filing constitutes the filing of that report as required by Rule 30b2-1 under the 1940 Act.

The 2019 semi-annual report of the investment company listed below is incorporated by reference.

Investment Company	CIK
MML Series Investment Fund II	0001317146

Very truly yours,

/s/ James M. Rodolakis

James M. Rodolakis
Lead Counsel, Annuity Product & Operations
Massachusetts Mutual Life Insurance Company